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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            June 15, 2001
                                                  ------------------------------

                               Owens & Minor, Inc.
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               (Exact name of Registrant as specified in charter)


Virginia                        1-9810                        54-1701843
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(State or other             (Commission file                 (IRS employer
 jurisdiction of                 number)                  identification no.)
 incorporation)

4800 Cox Road, Glen Allen, Virginia                             23060
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(Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code         (804) 747-9794
                                                       -------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

  On June 15, 2001, Owens & Minor, Inc. (the "Company") issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the extension by the Company of the Early Tender Date for any and all of its outstanding $150 million aggregate principal amount of 10 7/8% Senior Subordinated Notes due 2006 to June 22, 2001.

  On June 15, 2001 the Company issued an additional press release, attached as
Exhibit 99.2 hereto, which is incorporated herein by reference, reporting the commencement by the Company of a proposed private offering of $200 million aggregate principal amount of Senior Subordinated Notes due 2011.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits.

  99.1  Press Release issued by the Company on June 15, 2001.
  99.2  Press Release issued by the Company on June 15, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2001

                              OWENS & MINOR, INC.



                              By:  /s/ Drew St. J. Carneal
                                  -------------------------------------------
                                  Drew St. J. Carneal
                                  Senior Vice President
                                  General Counsel

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